UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31

Date of reporting period: January 31, 2008

ITEM 1.     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT/JANUARY 31, 2008

Legg Mason Partners

Core Plus Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the six-month reporting period ended January 31, 2008, it weakened significantly as the period progressed. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, the preliminary estimate for GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Commerce Department reported that consumer spending rose an anemic 0.3% in December 2007, the weakest growth rate in 15 months. Elsewhere, the U.S. Department of Labor estimated that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%, its lowest level since May 2005. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic

Legg Mason Partners Core Plus Bond Fund	I

Letter from the chairman continued

activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended January 31, 2008, two-year Treasury yields fell from 4.56% to 2.17%. Over the same time frame, 10-year Treasury yields fell from 4.78% to 3.67%. The U.S. yield curveiv steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.82%.

Increased investor risk aversion in November 2007 and again at the end of the reporting period caused the high-yield bond market to post only a modest gain for the six months ended January 31, 2008. During that period, the Citigroup High Yield Market Indexvi returned 1.26%. While high-yield bond prices rallied several times during the period, several flights to quality dragged down the sector, despite continued low default rates.

Despite increased investor risk aversion, emerging markets debt generated strong results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 7.15% over the six months ended January 31, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

II	Legg Mason Partners Core Plus Bond Fund

Performance review

For the six months ended January 31, 2008, Class A shares of Legg Mason Partners Core Plus Bond Fund, excluding sales charges, returned 4.57%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 6.82% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 increased 5.13% over the same time frame.

PERFORMANCE SNAPSHOT as of January 31, 2008 (excluding sales charges) (unaudited)
6 MONTHS
Core Plus Bond Fund — Class A Shares	4.57%
Lehman Brothers U.S. Aggregate Index	6.82%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	5.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 4.36%, Class C shares returned 4.38%, Class I shares returned 4.80% and Class R shares returned 4.46% over the six months ended January 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2008 for Class A, B, C, I and R shares were 4.31%, 3.94%, 3.99%, 4.86% and 4.22%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, I and R shares would have been 4.13%, 3.63%, 3.95%, 4.50% and 4.21%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated December 1, 2007, the gross total operating expenses for Class A, Class B, Class C, Class I and Class R shares were 1.09%, 1.65%, 1.56%, 0.67% and 1.69%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 0.65% for Class I shares and 1.30% for Class R shares until November 30, 2008.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees,

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended January 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Core Plus Bond Fund	III

Letter from the chairman continued

and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

March 7, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Interest rate increases, causing the prices of fixed-income securities to decline, would reduce the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV	Legg Mason Partners Core Plus Bond Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2008

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2007 and held for the six months ended January 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	4.57%	$1,000.00	$1,045.70	1.01%	$5.19
Class B	4.36	1,000.00	1,043.60	1.57	8.06
Class C	4.38	1,000.00	1,043.80	1.51	7.76
Class I	4.80	1,000.00	1,048.00	0.65	3.35
Class R	4.46	1,000.00	1,044.60	1.29	6.63

[1]	For the six months ended January 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

2	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.06	1.01%	$5.13
Class B	5.00	1,000.00	1,017.24	1.57	7.96
Class C	5.00	1,000.00	1,017.55	1.51	7.66
Class I	5.00	1,000.00	1,021.87	0.65	3.30
Class R	5.00	1,000.00	1,018.65	1.29	6.55

[1]	For the six months ended January 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES — 51.1%
	FHLMC — 12.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
$740,385	5.233% due 1/1/36[a,b]	$754,556
260,735	5.814% due 2/1/37[a]	268,441
714,344	6.524% due 2/1/37[a,b]	740,757
711,593	5.944% due 5/1/37[a,b]	730,921
566,184	5.948% due 5/1/37[a,b]	582,714
	Gold:
251,935	5.500% due 5/1/13-11/1/35	255,253
1,007,886	6.500% due 9/1/14-1/1/32	1,052,065
10,323,672	6.000% due 3/1/17-12/1/37[b]	10,602,167
8,539,635	5.500% due 12/1/36-12/1/37[b]	8,649,612
188,661	6.000% due 10/1/37	193,488
	Total FHLMC	23,829,974
	FNMA — 33.1%
	Federal National Mortgage Association (FNMA):
10,656	6.500% due 2/1/14-6/1/15	11,174
9,400,000	5.500% due 2/19/23-2/12/38[c]	9,617,815
16,333,714	6.000% due 6/1/32-12/1/37[b]	16,778,828
150,744	6.000% due 6/1/32	155,155
6,588,310	5.000% due 11/1/35-9/1/36[b]	6,594,512
79,589	5.000% due 2/1/36	79,315
2,183,461	5.500% due 11/1/36-1/1/37[b]	2,213,673
2,273,587	5.879% due 8/1/37[a,b]	2,396,283
11,300,000	5.000% due 2/12/38-3/12/38[c]	11,246,872
700,000	6.000% due 2/12/38[c]	718,266
11,700,000	6.500% due 2/12/38[c]	12,144,237
	Total FNMA	61,956,130
	GNMA — 5.3%
	Government National Mortgage Association (GNMA):
5,267	8.500% due 11/15/27	5,817
2,081,133	6.000% due 7/15/29-2/15/37	2,150,744
689,125	6.500% due 9/15/36-10/15/36	717,886
3,087,210	6.000% due 2/15/37[b]	3,190,226
1,700,000	5.500% due 2/20/38[c]	1,731,345
2,100,000	6.500% due 2/20/38[c]	2,186,297
	Total GNMA	9,982,315
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $93,905,733)	95,768,419

See Notes to Financial Statements.

4	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
ASSET-BACKED SECURITIES — 7.4%
	Credit Card — 0.4%
$780,000	Washington Mutual Master Note Trust, 4.266% due 9/15/13[a,b,d]	$768,534
	Home Equity — 7.0%
10,995	Ameriquest Mortgage Securities Inc., 3.746% due 9/25/34[a]	10,904
42,927	Chase Funding Loan Acquisition Trust, 3.976% due 11/25/30[a]	42,201
1,509,232	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32[b]	1,455,286
1,045,292	Countrywide Asset-Backed Certificates, 3.826% due 3/25/47[a,b,d]	927,624
773,626	EMC Mortgage Loan Trust, 3.826% due 1/25/41[a,b,d]	754,648
	GMAC Mortgage Corp. Loan Trust:
1,650,205	5.125% due 2/25/36[a,b]	1,521,540
262,749	3.586% due 11/25/36[a]	214,980
1,481,304	Lehman XS Trust, 3.506% due 6/25/37[a,b]	1,473,324
276,037	Long Beach Mortgage Loan Trust, 3.516% due 11/25/35[a]	274,323
105,757	Option One Mortgage Loan Trust, 4.216% due 2/25/33[a]	99,092
179,366	RAAC, 3.666% due 1/25/46[a,d]	166,010
	Renaissance Home Equity Loan Trust:
37,845	3.806% due 6/25/33[a]	31,176
428,525	3.876% due 12/25/33[a]	402,385
	SACO I Trust:
96,191	3.576% due 4/25/35[a,d]	82,404
1,409,277	3.546% due 9/25/35[a,b]	1,048,381
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35[b]	4,623,163
	Total Home Equity	13,127,441
	TOTAL ASSET-BACKED SECURITIES (Cost — $14,652,762)	13,895,975
COLLATERALIZED MORTGAGE OBLIGATIONS — 16.4%
183,428	American Home Mortgage Assets, 3.566% due 9/25/46[a]	170,041
416,273	Banc of America Funding Corp., 6.783% due 12/20/34[a]	424,127
512,319	Banc of America Mortgage Securities Inc., 5.185% due 12/25/34[a,b]	513,586
2,514,005	Bayview Commercial Asset Trust, 3.646% due 4/25/36[a,b,d]	2,308,611
1,673,684	Bear Stearns Structured Products Inc., 5.729% due 9/25/37[a,b,d]	1,627,658
	Countrywide Alternative Loan Trust:
172,932	5.500% due 10/25/33	174,365
3,320,721	5.500% due 8/25/34[b]	3,324,620
1,088,379	3.626% due 6/25/37[a,b]	1,023,024
687,159	4.144% due 3/20/46[a,b]	646,737
924,879	4.129% due 12/20/46[a,b]	847,869
12,499	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.500% due 9/15/22	6

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Greenpoint Mortgage Funding Trust:
$1,322,761	3.476% due 9/25/46[a,b]	$1,284,542
1,415,691	3.456% due 2/25/47[a,b]	1,335,022
1,046,638	3.506% due 4/25/47[a,b]	980,170
	Harborview Mortgage Loan Trust:
1,273,034	4.134% due 10/19/37[a,b]	1,184,330
1,478,836	4.134% due 5/19/47[a,b]	1,414,830
1,059,247	4.154% due 7/19/47[a,b]	996,930
79,180	IMPAC Secured Assets Corp., 3.646% due 7/25/35[a]	74,686
953,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49[b]	937,453
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30[b]	1,457,485
600,000	4.954% due 9/15/30[b]	591,943
1,232,459	MASTR Adjustable Rate Mortgage Trust, 4.711% due 7/25/34[a,b]	1,245,010
272,319	MASTR Alternative Loans Trust, PAC, 3.776% due 11/25/33[a]	269,718
1,501,435	Merrill Lynch Mortgage Investors Inc., 4.488% due 2/25/35[a,b]	1,493,088
	Merrill Lynch Mortgage Trust:
414,780	5.416% due 11/12/37[a]	421,321
1,043,863	5.842% due 5/12/39[a,b]	1,059,591
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51[a]	301,029
678,165	Nomura Asset Acceptance Corp., 4.976% due 5/25/35[b]	666,039
	Residential Asset Securitization Trust, PAC:
204,545	3.776% due 5/25/34[a]	201,708
103,974	3.726% due 8/25/34[a]	103,411
9,287	Structured Adjustable Rate Mortgage Loan Trust, 6.871% due 7/25/34[a]	9,444
94,035	WaMu Mortgage Pass-Through Certificates, 5.412% due 6/25/47[a]	89,157
269,665	Washington Mutual Inc., 3.696% due 8/25/45[a]	251,456
	Washington Mutual Mortgage Pass-Through Certificates:
645,686	5.050% due 9/25/36[a,b]	662,376
1,355,062	5.582% due 9/25/46[a,b]	1,298,107
1,474,648	Wells Fargo Mortgage Backed Securities Trust, 4.523% due 4/25/35[a,b]	1,455,576
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $31,691,841)	30,845,066
CORPORATE BONDS & NOTES — 25.6%
	Aerospace & Defense — 0.0%
14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	14,420

See Notes to Financial Statements.

6	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Airlines — 0.1%
$200,000	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22[d]	$192,520
	Auto Components — 0.0%
35,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	23,625
55,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	45,238
	Total Auto Components	68,863
	Automobiles — 0.7%
442,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08[b]	442,670
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28	11,433
21,000	8.900% due 1/15/32	16,485
512,000	Notes, 7.450% due 7/16/31	380,160
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23[b]	453,215
31,000	8.375% due 7/15/33	25,342
	Total Automobiles	1,329,305
	Building Products — 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	16,745
	Capital Markets — 2.1%
	Bear Stearns Co. Inc.:
270,000	7.250% due 2/1/18	270,464
249,000	Subordinated Notes, 5.550% due 1/22/17	218,277
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17[a,e]	145,237
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12[a,e]	15,489
366,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	373,417
120,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11[d]	108,792
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12[a,e]	15,464
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,047,000	4.500% due 7/26/10[b]	1,046,898
10,000	6.750% due 12/28/17	10,385
	Morgan Stanley
422,000	Medium-Term Notes, 4.401% due 10/18/16[a]	380,272
1,410,000	Subordinated Notes, 4.750% due 4/1/14[b]	1,357,719
	Total Capital Markets	3,942,414

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Chemicals — 0.1%
$14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	$12,810
220,000	FMC Finance III SA, 6.875% due 7/15/17	221,100
21,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	16,380
	Total Chemicals	250,290
	Commercial Banks — 2.7%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12[a,e]	8,120
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11[d]	237,294
373,000	Subordinated Notes, 6.693% due 6/15/16[a,d]	345,597
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35[a,b]	1,118,014
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22[a,d]	409,093
546,000	Landsbanki Islands HF, 6.100% due 8/25/11[b,d]	529,873
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15[a,d,e]	212,588
	Royal Bank of Scotland Group PLC:
120,000	Bonds, 6.990% due 10/5/17[a,d,e]	120,240
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17[a,e]	102,595
422,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17[d]	400,900
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16[a,d,e]	254,609
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/12/36[a]	117,055
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14[b]	891,270
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	355,765
	Total Commercial Banks	5,103,013
	Commercial Services & Supplies — 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	21,367
353,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	383,272
	Total Commercial Services & Supplies	404,639
	Consumer Finance — 2.7%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66[a]	225,709
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	102,569
	Ford Motor Credit Co.:
1,607,000	Notes, 7.375% due 10/28/09[b]	1,548,174
608,000	Senior Notes, 5.800% due 1/12/09[b]	591,511

See Notes to Financial Statements.

8	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 2.7% continued
	General Motors Acceptance Corp.:
$76,000	Bonds, 8.000% due 11/1/31	$63,134
	Notes:
59,000	5.125% due 5/9/08	58,890
17,000	5.625% due 5/15/09	16,461
31,000	7.250% due 3/2/11	28,026
1,597,000	6.625% due 5/15/12[b]	1,351,677
86,000	Senior Notes, 5.850% due 1/14/09	83,667
145,000	MBNA Corp., Notes, 4.625% due 9/15/08	145,977
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13	264,938
577,000	5.375% due 5/15/14[b]	501,214
69,000	5.050% due 11/14/14	58,210
66,000	5.625% due 8/1/33	49,996
	Total Consumer Finance	5,090,153
	Containers & Packaging — 0.1%
	Graham Packaging Co. Inc.:
55,000	8.500% due 10/15/12	48,675
21,000	Senior Subordinated Notes, 9.875% due 10/15/14	17,850
24,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	22,740
	Total Containers & Packaging	89,265
	Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	24,600
73,000	7.500% due 4/1/27	65,700
	Total Diversified Consumer Services	90,300
	Diversified Financial Services — 2.9%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67[a,d]	261,409
283,000	Aiful Corp., Notes, 5.000% due 8/10/10[d]	271,832
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17[b]	958,168
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13[d]	12,600
384,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11[d]	396,849
187,000	European Investment Bank, 4.625% due 3/21/12	197,726
580,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67[a,b]	604,076
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65[a,d]	105,951
947,000	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12[b]	1,018,903

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 2.9% continued
$500,000	Merna Reinsurance Ltd., Subordinated Notes, 6.580% due 7/7/10[a,b,d]	$494,000
	Residential Capital LLC, Senior Notes:
30,000	6.598% due 4/17/09[a]	20,700
90,000	7.615% due 5/22/09[a]	61,650
773,000	7.500% due 2/22/11[a,b]	486,990
	TNK-BP Finance SA:
304,000	7.500% due 7/18/16[d]	295,640
100,000	6.625% due 3/20/17[d]	91,500
120,000	Senior Notes, 7.875% due 3/13/18[d]	119,400
21,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15	15,015
	Total Diversified Financial Services	5,412,409
	Diversified Telecommunication Services — 2.3%
460,000	AT&T Inc., 5.500% due 2/1/18[b]	462,419
	Citizens Communications Co.:
35,000	Senior Bonds, 7.125% due 3/15/19	32,725
52,000	Senior Notes, 7.875% due 1/15/27	47,840
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	398,312
35,000	Intelsat Corp., Senior Notes, 9.000% due 8/15/14	34,912
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	268,672
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	99,750
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	57,090
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	191,900
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15[b]	967,550
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13[b]	1,232,128
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	111,299
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	273,000
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	93,600
	Total Diversified Telecommunication Services	4,271,197
	Electric Utilities — 0.9%
	Duke Energy Corp., Senior Notes:
297,000	4.200% due 10/1/08	297,574
181,000	5.625% due 11/30/12	191,876
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	391,192
	FirstEnergy Corp., Notes:
214,000	6.450% due 11/15/11	226,184
282,000	7.375% due 11/15/31	310,641

See Notes to Financial Statements.

10	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Electric Utilities — 0.9% continued
$200,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	$199,287
	Total Electric Utilities	1,616,754
	Electronic Equipment & Instruments — 0.0%
75,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	65,719
	Energy Equipment & Services — 0.1%
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	131,625
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	3,380
	Total Energy Equipment & Services	135,005
	Food & Staples Retailing — 0.2%
360,000	CVS Caremark Corp., 6.943% due 1/10/30[d]	374,285
	Food Products — 0.0%
31,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13	26,350
	Health Care Providers & Services — 0.3%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	105,170
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	148,500
	HCA Inc.:
	Senior Notes:
97,000	6.250% due 2/15/13	87,057
174,000	5.750% due 3/15/14	147,900
17,000	6.500% due 2/15/16	14,514
36,000	Senior Secured Notes, 9.625% due 11/15/16[f]	37,980
28,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	28,140
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	40,320
20,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	20,388
	Total Health Care Providers & Services	629,969
	Hotels, Restaurants & Leisure — 0.3%
14,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12	13,265
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	242,721
31,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	27,900
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	167,377
38,000	Senior Notes, 7.625% due 1/15/17	37,050
35,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13	34,300

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	11

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 0.3% continued
	Station Casinos Inc.:
$79,000	Senior Notes, 7.750% due 8/15/16	$70,014
35,000	Senior Subordinated Notes, 6.875% due 3/1/16	23,975
	Total Hotels, Restaurants & Leisure	616,602
	Household Durables — 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	69,000
	Independent Power Producers & Energy Traders — 0.9%
	AES Corp.:
100,000	7.750% due 10/15/15	102,750
530,000	8.000% due 10/15/17[b]	543,250
	Senior Notes:
38,000	8.875% due 2/15/11	39,615
12,000	7.750% due 3/1/14	12,300
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	129,930
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	183,260
41,000	7.625% due 5/15/27	38,643
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	19,525
75,000	7.375% due 2/1/16	72,656
45,000	7.375% due 1/15/17	43,706
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	28,650
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14	127,975
35,000	6.500% due 11/15/24	26,089
397,000	6.550% due 11/15/34	291,751
	Total Independent Power Producers & Energy Traders	1,660,100
	Industrial Conglomerates — 0.6%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13[b]	1,132,420
	Insurance — 0.7%
	American International Group Inc.:
250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	219,098
60,000	Medium-Term Notes, 5.850% due 1/16/18	60,268
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36[b]	547,322
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/17[a]	391,488
	Total Insurance	1,218,176

See Notes to Financial Statements.

12	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	IT Services — 0.2%
$359,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	$374,382
48,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	48,960
	Total IT Services	423,342
	Machinery — 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	29,775
	Media — 2.0%
30,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	21,638
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	26,670
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	283,536
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	82,518
	Comcast Corp., Notes:
539,000	6.500% due 1/15/15[b]	565,277
20,000	6.500% due 1/15/17	20,936
55,000	5.875% due 2/15/18	55,057
	CSC Holdings Inc., Senior Notes:
17,000	8.125% due 7/15/09	17,340
14,000	6.750% due 4/15/12	13,335
	EchoStar DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13	35,262
66,000	6.625% due 10/1/14	64,597
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	108,900
138,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	131,445
733,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09[b]	757,677
86,000	LIN Television Corp., 6.500% due 5/15/13	81,485
	News America Inc., Notes:
864,000	5.300% due 12/15/14[b]	876,136
20,000	6.650% due 11/15/37[d]	20,371
	R.H. Donnelley Corp.:
45,000	Senior Discount Notes, 6.875% due 1/15/13	38,025
41,000	Senior Notes, 8.875% due 1/15/16	35,362
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	36,728
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	352,137
48,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15[d]	43,920
	Total Media	3,668,352

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	13

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Metals & Mining — 0.4%
$138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$146,970
	Steel Dynamics Inc.:
25,000	7.375% due 11/1/12[d]	25,063
76,000	6.750% due 4/1/15	73,910
498,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36[b]	463,782
	Total Metals & Mining	709,725
	Multi-Utilities — 0.2%
415,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12[b]	438,503
	Oil, Gas & Consumable Fuels — 3.1%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	379,967
124,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	126,857
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15	16,575
31,000	6.625% due 1/15/16	30,458
14,000	6.250% due 1/15/18	13,510
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	23,760
100,000	7.750% due 5/15/17	99,500
175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	200,870
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	8,995
258,000	7.750% due 1/15/32	257,827
484,000	Senior Subordinated Notes, 7.000% due 6/15/17[b]	493,454
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	26,880
	Gazprom, Loan Participation Notes:
456,000	6.212% due 11/22/16[b,d]	445,740
310,000	Senior Notes, 6.510% due 3/7/22[d]	293,725
249,000	Hess Corp., Notes, 7.300% due 8/15/31	283,510
424,000	Intergas Finance BV, 6.375% due 5/14/17[d]	376,300
	Kerr-McGee Corp.:
221,000	6.950% due 7/1/24	236,598
297,000	Notes, 7.875% due 9/15/31	353,021
	Kinder Morgan Energy Partners LP:
214,000	6.750% due 3/15/11	227,362
20,000	Medium-Term Notes, 6.950% due 1/15/38	20,841

See Notes to Financial Statements.

14	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 3.1% continued
	Senior Notes:
$55,000	6.300% due 2/1/09	$56,226
21,000	6.000% due 2/1/17	21,269
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14[d]	91,650
58,000	8.250% due 12/15/14[d]	57,130
21,000	Peabody Energy Corp., 6.875% due 3/15/13	20,948
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	369,142
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	286,002
14,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15[d]	13,160
48,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37	52,566
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	13,790
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	107,000
	Notes:
180,000	7.875% due 9/1/21	199,350
315,000	8.750% due 3/15/32	378,000
180,000	Senior Notes, 7.750% due 6/15/31	196,200
48,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	53,609
	Total Oil, Gas & Consumable Fuels	5,831,792
	Paper & Forest Products — 0.2%
297,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	315,415
	Pharmaceuticals — 0.2%
263,000	Wyeth, 5.950% due 4/1/37	260,281
	Real Estate Investment Trusts (REITs) — 0.0%
	Host Marriott LP, Senior Notes:
45,000	7.125% due 11/1/13	44,775
17,000	6.375% due 3/15/15	16,320
	Total Real Estate Investment Trusts (REITs)	61,095
	Real Estate Management & Development — 0.1%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15[d]	163,800
	Road & Rail — 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	39,770

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	15

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
	Thrifts & Mortgage Finance — 0.3%
	Countrywide Financial Corp., Medium-Term Notes:
$40,000	5.128% due 5/5/08[a]	$38,299
138,000	5.076% due 6/18/08[a]	129,748
111,000	4.786% due 1/5/09[a]	99,127
297,000	Countrywide Home Loans Inc., 5.200% due 2/27/08[a]	295,020
	Total Thrifts & Mortgage Finance	562,194
	Tobacco — 0.2%
252,000	Altria Group Inc., Notes, 7.000% due 11/4/13	300,543
	Wireless Telecommunication Services — 0.7%
160,000	America Movil SAB de CV, 5.625% due 11/15/17	157,680
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13	225,932
467,000	7.375% due 8/1/15	427,522
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	27,472
1,000	Notes, 8.750% due 3/15/32	983
498,000	Senior Notes, 8.375% due 3/15/12[b]	518,050
	Total Wireless Telecommunication Services	1,357,639
	TOTAL CORPORATE BONDS & NOTES (Cost — $49,824,144)	47,982,139
CONVERTIBLE BOND & NOTE — 0.0%
	Diversified Financial Services — 0.0%
66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $66,000)	66,247
COLLATERALIZED SENIOR LOAN — 0.2%
	IT Services — 0.2%
448,875	First Data Corp., Term Loan, 7.646% due 10/15/14[a] (Cost — $431,480)	406,045
SOVEREIGN BONDS — 0.4%
	Mexico — 0.2%
396,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34[b]	429,759
	Russia — 0.2%
221,924	Russian Federation, 7.500% due 3/31/30[d]	255,906
	Uruguay — 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33[f]	1
	TOTAL SOVEREIGN BONDS (Cost — $669,974)	685,666

See Notes to Financial Statements.

16	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.2%
	U.S. Government Agencies — 1.2%
$691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17[b,d]	$735,957
345,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	381,970
253,000	Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10	278,094
733,000	Tennessee Valley Authority, 5.980% due 4/1/36[b]	849,809
	Total U.S. Government Agencies	2,245,830
	U.S. Government Obligations — 3.0%
	U.S. Treasury Bonds:
429,000	8.875% due 8/15/17[b]	606,365
170,000	4.750% due 2/15/37	181,156
800,000	5.000% due 5/15/37[b]	886,313
	U.S. Treasury Notes:
280,000	4.625% due 10/31/11	300,891
900,000	4.125% due 8/31/12[b]	952,384
60,000	4.750% due 8/15/17	65,334
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24[b]	2,621,381
	Total U.S. Government Obligations	5,613,824
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $7,298,050)	7,859,654
U.S. TREASURY INFLATION PROTECTED SECURITIES — 4.0%
	U.S. Treasury Bonds, Inflation Indexed:
248,804	2.000% due 1/15/26	260,953
519,963	2.375% due 1/15/27[b]	578,865
	U.S. Treasury Notes, Inflation Indexed:
99,830	0.875% due 4/15/10	101,039
102,694	2.375% due 4/15/11	108,920
913,693	2.000% due 1/15/16[b]	973,511
169,606	2.500% due 7/15/16	187,746
2,068,356	2.625% due 7/15/17[b]	2,320,600
2,868,678	1.750% due 1/15/28[b]	2,893,753
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,000,388)	7,425,387
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $205,540,372)	204,934,598

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	17

Schedule of investments (unaudited) continued

January 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS — 10.7%
	U.S. Government Agency — 0.5%
$1,020,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08[b,g,h] (Cost — $1,013,612)	$1,013,612
	Repurchase Agreement — 10.2%
19,072,000	Morgan Stanley tri-party repurchase agreement dated 1/31/08, 2.800% due 2/1/08; Proceeds at maturity – $19,073,483; (Fully collateralized by U.S. government agency obligation, 0.000% due 7/15/20; Market value – $19,550,924) (Cost — $19,072,000)[b]	19,072,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $20,085,612)	20,085,612
	TOTAL INVESTMENTS — 120.0% (Cost — $225,625,984#)	225,020,210
	Liabilities in Excess of Other Assets — (20.0)%	(37,550,271)
	TOTAL NET ASSETS — 100.0%	$187,469,939

[a]	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2008.

[b]	All or a portion of this security is segregated for open futures contracts, written options, swap contracts, and to-be-announced (“TBA”) securities.

[c]	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

[d]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

[e]	Security has no maturity date. The date shown represents the next call date.

[f]	Payment-in-kind security for which part of the income earned may be paid as additional principal.

[g]	All or a portion of this security is held at the broker as collateral for open futures contracts.

[h]	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
IO — Interest Only
MASTR — Mortgage Asset Securitization Transactions Inc.
PAC — Planned Amortization Class
STRIPS — Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF OPTIONS WRITTEN
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
23	Eurodollar Futures, Call	9/15/08	$97.25	$29,325
8	U.S. Treasury Notes 10-Year Futures, Call	2/28/08	112.00	38,000
62	U.S. Treasury Notes 10-Year Futures, Call	2/28/08	111.00	357,468
44	U.S. Treasury Notes 10-Year Futures, Call	2/28/08	113.50	5,500
46	U.S. Treasury Notes 10-Year Futures, Call	5/23/08	121.00	27,083

See Notes to Financial Statements.

18	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

SCHEDULE OF OPTIONS WRITTEN (continued)
NOTIONAL PAR	SECURITY	EXPIRATION DATE	STRIKE RATE	VALUE
$2,600,000	Credit default swaption with Lehman Brothers Inc. to buy protection on Dow Jones CDX.NA.IG.9 Index, Call	3/20/08	1.00%	$12,050
	TOTAL OPTIONS WRITTEN (Premiums received — $119,531)			$469,426

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

January 31, 2008

ASSETS:
Investments, at value (Cost — $206,553,984)	$205,948,210
Repurchase agreement, at value (Cost — $19,072,000)	19,072,000
Receivable for securities sold	12,676,790
Interest receivable	1,299,025
Receivable for Fund shares sold	931,057
Receivable from broker — variation margin on open futures contracts	698,616
Unrealized appreciation on swaps	41,346
Principal paydown receivable	11,712
Interest receivable for open swap contracts	2,178
Prepaid expenses	26,965
Total Assets	240,707,899
LIABILITIES:
Payable for securities purchased	50,345,244
Due to custodian	1,454,520
Options written, at value (premium received $119,531)	469,426
Payable for Fund shares repurchased	281,155
Premium received for open swaps	175,603
Distributions payable	175,202
Investment management fee payable	76,414
Distribution fees payable	55,260
Trustees’ fees payable	25,828
Deferred compensation payable	16,794
Accrued expenses	162,514
Total Liabilities	53,237,960
TOTAL NET ASSETS	$187,469,939
NET ASSETS:
Par value (Note 6)	$153
Paid-in capital in excess of par value	225,761,190
Overdistributed net investment income	(1,743,061)
Accumulated net realized loss on investments, futures contracts, options written and swap contracts	(36,450,935)
Net unrealized depreciation on investments, futures contracts, options written, swap contracts and foreign currencies	(97,408)
TOTAL NET ASSETS	$187,469,939

See Notes to Financial Statements.

20	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Shares Outstanding:
Class A	11,702,980
Class B	706,540
Class C	2,882,032
Class I	8,319
Class R	47,561

Net Asset Value:
Class A (and redemption price)	$12.21
Class B1	$12.22
Class C1	$12.22
Class I (and redemption price)	$12.16
Class R (and redemption price)	$12.24
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.75

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended January 31, 2008

INVESTMENT INCOME:
Interest	$5,020,572
EXPENSES:
Investment management fee (Note 2)	578,188
Distribution fees (Notes 2 and 4)	302,508
Shareholder reports (Note 4)	74,431
Legal fees	56,798
Transfer agent fees (Note 4)	40,398
Registration fees	37,567
Audit and tax	21,276
Custody fees	4,039
Trustees’ fees	3,143
Insurance	2,857
Miscellaneous expenses	8,106
Total Expenses	1,129,311
Less: Fee waivers and/or expense reimbursements (Note 2)	(141,195)
Fees paid indirectly (Note 1)	(500)
Net Expenses	987,616
NET INVESTMENT INCOME	4,032,956
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (loss) From:
Investment transactions	2,227,073
Futures contracts	(516,539)
Options written	164,123
Swap contracts	50,903
Net Realized Gain	1,925,560
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,354,342
Futures contracts	653,572
Options written	(190,343)
Swap contracts	157,547
Change in Net Unrealized Appreciation/Depreciation	1,975,118
Net Gain on Investments, Futures Contracts, Options Written and Swap Contracts	3,900,678
INCREASE IN NET ASSETS FROM OPERATIONS	$7,933,634

See Notes to Financial Statements.

22	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (unaudited) AND THE YEAR ENDED JULY 31, 2007	2008	2007
OPERATIONS:
Net investment income	$4,032,956	$24,847,946
Net realized gain (loss)	1,925,560	(1,140,921)
Change in net unrealized appreciation/depreciation	1,975,118	11,139,098
Increase in Net Assets From Operations	7,933,634	34,846,123
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,854,937)	(27,267,828)
Decrease in Net Assets From Distributions to Shareholders	(3,854,937)	(27,267,828)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	27,557,475	73,812,039
Reinvestment of distributions	2,701,954	6,203,935
Cost of shares repurchased	(16,140,548)	(770,420,868)
Increase (Decrease) in Net Assets From Fund Share Transactions	14,118,881	(690,404,894)
INCREASE (DECREASE) IN NET ASSETS	18,197,578	(682,826,599)
NET ASSETS:
Beginning of period	169,272,361	852,098,960
End of period*	$187,469,939	$169,272,361
* Includes overdistributed net investment income of:	$(1,743,061)	$(1,921,080)

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	23

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]		2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.94		$12.06	$12.49	$12.57	$12.50	$12.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.28		0.56	0.51	0.45	0.42	0.37
Net realized and unrealized gain (loss)	0.26		(0.06)	(0.39)	(0.05)	0.05	(0.22)
Total income from operations:	0.54		0.50	0.12	0.40	0.47	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.62)	(0.55)	(0.48)	(0.40)	(0.45)
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.27)		(0.62)	(0.55)	(0.48)	(0.40)	(0.52)
NET ASSET VALUE, END OF PERIOD	$12.21		$11.94	$12.06	$12.49	$12.57	$12.50
Total return[4]	4.57%		4.12%	0.97%	3.22%	3.77%	1.15%
NET ASSETS, END OF PERIOD (000s)	$142,942		$142,009	$153,653	$186,585	$215,950	$252,312
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.18%[5]		1.12%[6]	1.04%	1.07%	1.04%	1.02%
Net expenses	1.01	[5,7,8],9	1.02 [6,7,8]	1.02 [7]	1.05 [7]	1.04	1.02
Net investment income	4.64	[5]	4.58	4.19	3.58	3.34	2.87
PORTFOLIO TURNOVER RATE	62%[10]		240%[10,11]	139%[10]	169%[10]	40%[10]	457%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expense to average net assets, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.01%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 556%, 458%, 660% and 855% for the six months ended January 31, 2008 and for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

24	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]		2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.94		$12.06	$12.50	$12.57	$12.51	$12.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.25		0.49	0.44	0.38	0.35	0.30
Net realized and unrealized gain (loss)	0.27		(0.06)	(0.40)	(0.04)	0.04	(0.21)
Total income from operations	0.52		0.43	0.04	0.34	0.39	0.09
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.55)	(0.48)	(0.41)	(0.33)	(0.39)
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.24)		(0.55)	(0.48)	(0.41)	(0.33)	(0.46)
NET ASSET VALUE, END OF PERIOD	$12.22		$11.94	$12.06	$12.50	$12.57	$12.51
Total return[4]	4.36%		3.56%	0.32%	2.73%	3.13%	0.62%
NET ASSETS, END OF PERIOD (000s)	$8,632		$9,288	$12,406	$18,163	$24,140	$36,266
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.86%[5]		1.68%[6]	1.61%	1.64%	1.57%	1.53%
Net expenses	1.57	[5,7,8],[9]	1.57 [6,7,8]	1.58 [7]	1.62 [7]	1.57	1.53
Net investment income	4.08	[5]	4.02	3.60	3.02	2.78	2.35
PORTFOLIO TURNOVER RATE	62%[10]		240%[10,11]	139%[10]	169%[10]	40%[10]	457%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expense to average net assets, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 556%, 458%, 660% and 855% for the six months ended January 31, 2008 and for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]		2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.94		$12.06	$12.50	$12.57	$12.51	$12.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.25		0.49	0.45	0.39	0.35	0.30
Net realized and unrealized gain (loss)	0.27		(0.05)	(0.41)	(0.04)	0.04	(0.20)
Total income from operations	0.52		0.44	0.04	0.35	0.39	0.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.56)	(0.48)	(0.42)	(0.33)	(0.40)
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.24)		(0.56)	(0.48)	(0.42)	(0.33)	(0.47)
NET ASSET VALUE, END OF PERIOD	$12.22		$11.94	$12.06	$12.50	$12.57	$12.51
Total return[4]	4.38%		3.63%	0.38%	2.79%	3.17%	0.71%
NET ASSETS, END OF PERIOD (000s)	$35,213		$17,413	$5,990	$9,238	$11,233	$20,796
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%[5]		1.60%[6]	1.54%	1.56%	1.52%	1.50%
Net expenses	1.51	[5,7,8],9	1.52 [6,7,8]	1.51 [7]	1.54 [7]	1.52	1.50
Net investment income	4.08	[5]	4.07	3.66	3.09	2.80	2.35
PORTFOLIO TURNOVER RATE	62%[10]		240%[10,11]	139%[10]	169%[10]	40%[10]	457%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expense to average net assets, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 556%, 458%, 660% and 855% for the six months ended January 31, 2008 and for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

26	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]		2007	2006[3]	2005[3]	2004[3]	2003[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.88		$12.06	$12.50	$12.56	$12.50	$12.87
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.30		0.60	0.56	0.49	0.47	0.41
Net realized and unrealized gain (loss)	0.26		(0.12)	(0.41)	(0.03)	0.03	(0.21)
Total income from operations	0.56		0.48	0.15	0.46	0.50	0.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.66)	(0.59)	(0.52)	(0.44)	(0.50)
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.28)		(0.66)	(0.59)	(0.52)	(0.44)	(0.57)
NET ASSET VALUE, END OF PERIOD	$12.16		$11.88	$12.06	$12.50	$12.56	$12.50
Total return[4]	4.80%		3.99%	1.24%	3.74%	4.03%	1.49%
NET ASSETS, END OF PERIOD (000s)	$101		$42	$680,050	$549,040	$179,231	$143,706
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.01%[5]		0.69%[6]	0.66%	0.70%	0.71%	0.69%
Net expenses	0.65	[5,7,8],9	0.66 [6,7,8]	0.66 [7]	0.69 [7]	0.71	0.69
Net investment income	4.94	[5]	4.92	4.58	3.94	3.72	3.15
PORTFOLIO TURNOVER RATE	62%[10]		240%[10,11]	139%[10]	169%[10]	40%[10]	457%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expense to average net assets, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 556%, 458%, 660% and 855% for the six months ended January 31, 2008 and for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008[2]	2007[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.96	$12.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.26	0.29
Net realized and unrealized gain (loss)	0.27	(0.29)
Total income from operations	0.53	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.32)
Total distributions	(0.25)	(0.32)
NET ASSET VALUE, END OF PERIOD	$12.24	$11.96
Total return[4]	4.46%	(0.01)%
NET ASSETS, END OF PERIOD (000s)	$582	$520
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	1.30%	1.95%[6]
Net expenses[5,7,8]	1.29 [9]	1.56 [6]
Net investment income[5]	4.36	4.59
PORTFOLIO TURNOVER RATE	62%[10]	240%[10,11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2008 (unaudited).

[3]	For the period December 20, 2006 (inception date) to July 31, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2008, the ratio of expense to average net assets, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares would not exceed 1.30%.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274% and 556% for the six months ended January 31, 2008 and for the year ended July 31, 2007, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

28	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded Foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an

30	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

to the amount of the premium received. When a written swaption is exercised, the difference between the premium received and the amount paid on effecting a closing transaction is treated as a realized gain or loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

32	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on

34	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund invests in securities collateralized by residential real estate mortgages that are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and value.

(p) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(q) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Assets Limited.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net asset of the Fund’s Class A, B, C, I and R shares will not exceed 1.01%, 1.57%, 1.51%, 0.65% and 1.30%, respectively, until November 30, 2008.

During the six months ended January 31, 2008, LMPFA waived a portion of its investment management fee in the amount of $141,195.

36	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Effective December 1, 2007, Legg Mason Partners Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2008, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$3,000	$3,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of January 31, 2008, the Fund had accrued $16,794 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

3. Investments

During the six months ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$8,866,128	$556,476,664
Sales	10,089,545	540,489,381

At January 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,323,193
Gross unrealized depreciation	(3,928,967)
Net unrealized depreciation	$(605,774)

At January 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euribor	46	6/08	$16,350,967	$16,394,999	$44,032
Euribor	18	9/08	6,446,288	6,431,796	(14,492)
Eurodollar	21	3/08	5,019,630	5,097,488	77,858
Eurodollar	29	6/08	6,866,982	7,069,475	202,493
Eurodollar	14	9/08	3,373,720	3,414,425	40,705
Germany Federal Republic 10-Year Bonds	90	3/08	15,459,759	15,585,636	125,877
Libor	17	9/08	4,032,908	4,024,757	(8,151)
U.S. Treasury 2-Year Note	1	3/08	210,068	213,219	3,151
U.S. Treasury 5-Year Note	262	3/08	29,039,615	29,606,000	566,385
U.S. Treasury Bond	21	3/08	2,461,847	2,505,562	43,715
					1,081,573
Contracts to Sell:
U.S. Treasury 5-Year Note	99	3/08	$11,290,536	$11,555,156	$(264,620)
Net Unrealized Gain on Open Futures Contracts					$816,953

During the six months ended January 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR	PREMIUMS RECEIVED
Options written, outstanding July 31, 2007	151	$48,073
Options written	2,600,438	281,162
Options closed	(255)	(161,631)
Options expired	(151)	(48,073)
Options written, outstanding January 31, 2008	2,600,183	$119,531

38	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

At January 31, 2008, the Fund held TBA securities with a total cost of $37,484,973.

At January 31, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Lehman Brothers Inc.
Effective Date:	1/22/08
Reference Entity:	CDX North America Crossover Index
Notional Amount:	$2,600,000
Payments made by Fund: Payments received by the Fund	Payment only if credit event occurs 0.600% quarterly
Termination Date:	12/20/12
Unrealized Appreciation	$12,106

Swap Counterparty:	Credit Suisse First Boston Inc.
Effective Date:	1/9/08
Reference Entity:	ABX.HE.AAA.06-1 Index
Notional Amount:	$1,700,000
Payments received by Fund: Payments received by the Fund	Payment only if credit event occurs 0.180% quarterly
Termination Date:	7/25/45
Unrealized Appreciation	$29,240

At January 31, 2008, the Fund had total net unrealized appreciation of $41,346 from credit default swap contracts.

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$178,599	$33,752	$60,160
Class B	33,230	4,419	9,162
Class C	89,280	2,170	5,054
Class I	—	51	52
Class R	1,399	6	3
Total	$302,508	$40,398	$74,431

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

5. Distributions to shareholders by class

	SIX MONTHS ENDED JANUARY 31, 2008	YEAR ENDED JULY 31, 2007
Net Investment Income:
Class A	$3,179,600	$7,522,068
Class B	172,831	484,099
Class C	488,893	417,958
Class I	2,211	18,842,422
Class R	11,402	1,281
Total	$3,854,937	$27,267,828

6. Shares of beneficial interest

At January 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	661,794	$7,989,870	829,746	$10,117,511
Shares issued on reinvestment	184,475	2,229,513	429,143	5,235,321
Shares repurchased	(1,040,568)	(12,552,893)	(2,106,611)	(25,695,683)
Net decrease	(194,299)	$(2,333,510)	(847,722)	$(10,342,851)
Class B
Shares sold	79,096	$958,688	91,118	$1,111,853
Shares issued on reinvestment	9,503	114,849	26,407	322,334
Shares repurchased	(160,055)	(1,933,942)	(368,158)	(4,499,680)
Net decrease	(71,456)	$(860,405)	(250,633)	$(3,065,493)
Class C
Shares sold	1,522,683	$18,403,452	1,082,004	$13,152,821
Shares issued on reinvestment	28,471	344,710	23,009	279,512
Shares repurchased	(127,422)	(1,541,225)	(143,284)	(1,742,431)
Net increase	1,423,732	$17,206,937	961,729	$11,689,902
Class I
Shares sold	5,666	$67,500	3,945,093	$48,910,767
Shares issued on reinvestment	123	1,492	30,533	365,483
Shares repurchased	(989)	(11,910)	(60,361,910)	(738,483,074)
Net increase (decrease)	4,800	$57,082	(56,386,284)	$(689,206,824)

40	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class R
Shares sold	11,363	$137,965	43,380	$519,087
Shares issued on reinvestment	940	11,390	107	1,285
Shares repurchased	(8,229)	(100,578)	—	—
Net increase	4,074	$48,777	43,487	$520,372

7. Capital loss carryforward

As of July 31, 2007, the Fund had a net capital loss carryforward of $35,614,315, of which $13,713,825 expires in 2008, $940,878 expires in 2009, $717,985 expires in 2011, $1,414,288 expires in 2012, $262,688 expires in 2013 and $18,564,651 expires in 2015. These amounts will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	41

Notes to financial statements (unaudited) continued

almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc

42	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

(“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	43

Notes to financial statements (unaudited) continued

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

44	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report	45

Notes to financial statements (unaudited) continued

11. Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

46	Legg Mason Partners Core Plus Bond Fund 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Core Plus Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and

Legg Mason Partners Core Plus Bond Fund	47

Board approval of management and subadvisory agreements (unaudited) continued

Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

48	Legg Mason Partners Core Plus Bond Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2007 was approximately at the median. It also showed that the Fund’s performance for the 3- and 5-year periods ended June 30, 2007 was below the median. The Board noted the more recent improvement in the Fund’s performance versus the peer group.

Based on its review, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waivers and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”), and that the Manager contractually had agreed to continue its fee waivers and/or reimbursements until November 2008. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee, and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board

Legg Mason Partners Core Plus Bond Fund	49

Board approval of management and subadvisory agreements (unaudited) continued

also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Fee, Actual Management Fee (which reflects a fee waiver), and actual total expense ratio were above the median. The Board took into account management’s discussion of the Fund’s expenses, as well as the Lipper expense group in which the Fund is placed. The Board also noted that the Manager had agreed to extend its contractual waiver until November 2008.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability

50	Legg Mason Partners Core Plus Bond Fund

data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

*    *    *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Core Plus Bond Fund	51

Legg Mason Partners

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Core Plus Bond Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions and Investments, May 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01088 3/08 SRO8-527

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 01, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 01, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: April 01, 2008